SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 10, 2003

Date of Report (Date of earliest event reported)

INERGY, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	0-32453	43-1918951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Brush Creek Boulevard, Suite 200

Kansas City, MO 64112

(Address of principal executive offices)

(816) 842-8181

(Registrant’s telephone number, including area code)

Item 9.    Regulation FD Disclosure

On February 10, 2003, the Registrant filed its Form 10-Q for the quarter ended December 31, 2002 with the Securities and Exchange Commission. In accordance with 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications accompanied the Form 10-Q.

Certification of Chief Executive Officer

I, John J. Sherman, President and Chief Executive Officer of Inergy, L.P. (the “Company”), do hereby certify in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(a)	The Company’s Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2002, which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)	The information contained in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2002, which this certification accompanies, fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Dated: February 10, 2003.

/s/ John J. Sherman

John J. Sherman

President and Chief Executive Officer

Certification of Chief Financial Officer

I, R. Brooks Sherman, Jr., Senior Vice President and Chief Financial Officer of Inergy, L.P. (the “Company”), do hereby certify in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(a)	The Company’s Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2002, which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)	The information contained in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2002, which this certification accompanies, fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Dated: February 10, 2003.

/s/ R. Brooks Sherman, Jr.

R. Brooks Sherman, Jr.

Senior Vice President and Chief Financial Officer

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.

INERGY, L.P.

By:    INERGY GP, LLC

(its managing general partner)

Date: February 10, 2003

By:    /s/ R. Brooks Sherman, Jr.

R. Brooks Sherman, Jr.

Sr. Vice President & Chief Financial Officer

2